SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported):  April 14, 1999
           ---------------------------------------------

                             META GROUP, INC.
            (Exact name of Registrant as specified in its charter)

         DELAWARE                       0-27280                 06-0971675
         --------                       -------                 ----------
(State or other  jurisdiction  of  (Commission file         (I.R.S.  Employer
 incorporation or organization)      Number)               (Identification No.)


208 Harbor Drive, Stamford, CT                                     06912
------------------------------                                  ----------
(Address of principal executive offices)                        (Zip Code)


     Registrant's telephone number including area code:  (203) 973-6700
                                                         --------------

                         No change since last report
             -----------------------------------------------------
             (Former name or address, if changed since last report)

Item 5.  Other Events.

         On April 14, 1999, the Registrant announced (i) preliminary results for the fiscal quarter ended March 31, 1999 and (ii) a stock repurchase program to purchase up to 1,200,000 shares of its Common Stock, as more fully described in Registrant's press release dated April 14, 1999 incorporated herein by reference (and attached hereto as Exhibit 99.1).



Item 7.  Financial Statements and Exhibits
------------------------------------------

         (c)      Exhibits.

                  99.1     Press release dated April 14, 1999.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          META GROUP, INC.



                                          By: /s/ Dale Kutnick
                                          ------------------------------------

                                          Dale Kutnick
                                          President and Chief Executive Officer



April 15, 1999